NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide Fund
Nationwide American Century Small Cap Income Fund	Nationwide Geneva Mid Cap Growth Fund
Nationwide Amundi Global High Yield Fund	Nationwide Geneva Small Cap Growth Fund
Nationwide Amundi Strategic Income Fund	Nationwide Global Sustainable Equity Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Government Money Market Fund
Nationwide Bailard International Equities Fund	Nationwide GQG US Quality Equity Fund
Nationwide Bailard Technology & Science Fund	Nationwide Inflation-Protected Securities Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	Nationwide International Index Fund
(formerly, Nationwide Core Plus Bond Fund)	Nationwide International Small Cap Fund
Nationwide BNY Mellon Disciplined Value Fund	Nationwide Loomis All Cap Growth Fund
(formerly, Nationwide Mellon Disciplined Value Fund)	Nationwide Loomis Core Bond Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Loomis Short Term Bond Fund
(formerly, Nationwide Mellon Dynamic U.S. Core Fund)	Nationwide Mid Cap Market Index Fund
Nationwide Bond Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Bond Index Fund	Nationwide S&P 500 Index Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Small Cap Index Fund
Nationwide Emerging Markets Debt Fund	Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated March 8, 2022
to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the information under the heading “Additional Information on Portfolio Instruments, Strategies and Investment Policies – Foreign Securities” beginning on page 22 of the SAI is amended to include the following:
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.

Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE